Non-adjusting events after the financial year end	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Non-adjusting events after the financial year end
56	Non-adjusting events after the financial year end
On October 29, 2021, the Company entered into the Conditional Subscription Agreement in relation to the Subscription of the A Shares under the Non-public Issue of A Shares of the Company with CSAH, pursuant to which the Company proposed to issue 803,571,428 new A Shares to CSAH (“the A Share Issuance”). The total funds to be raised from the A Share Issuance will be not more than RMB4,500 million (including RMB4,500 million). The consideration shall be made by CSAH in full by cash. On October 29, 2021, the Company entered into the Conditional Subscription Agreement in relation to the Subscription of the H Shares under the Non-public Issue of H Shares of the Company with Nan Lung Holding Limited (“Nan Lung”), pursuant to which the Company proposed to issue not more
t
han 855,028,969 new H shares (including 855,028,969 H shares) to Nan Lung (“the H Share Issuance”). The total funds to be raised from the H Share Issuance will be not more than HKD1,800 million (including HK$1,800 million). The consideration shall be made by Nan Lung in full by cash. Both of the A Share Issuance and the connected transaction contemplated under H Share Issuance were approved by the Extraordinary General Meeting of the Company on December 28, 2021. The Company announced that it had received the “Acceptance Notice of the Application for Administration Permission” issued by China Securities Regulatory Commission (“CSRC”) for the A Share Issuance and H share Issuance on January 10, 2022 and January 11, 2022, respectively. On March 18, 2022, the Company announced that it had received the Approval on Issuance of Overseas Listed Foreign Shares by China Southern Airlines Company Limited (Zheng Jian Xu Ke 2022 No. 497) issued by the CSRC. Up to the issuance date of these financial statements, the A Share Issuance is under review by CSRC.